UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 30, 2008

Legacy Reserves LP
(Exact name of registrant as specified in its charter)

Delaware	1-33249	16-1751069
(State or other jurisdiction of	(Commission	(IRS Employer
incorporation)	File Number)	Identification No.)

303 W. Wall, Suite 1400
Midland, Texas	79701
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (432) 689-5200

NOT APPLICABLE
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01. Completion of Acquisition or Disposition of Assets.

On April 30, 2008, Legacy Reserves Operating LP, a wholly owned subsidiary of Legacy Reserves LP (“Legacy”), closed its previously announced acquisition (the "COP III Acquisition") of certain oil and natural gas producing properties located primarily in the Permian Basin of West Texas and Southeastern New Mexico and to a lesser degree in Oklahoma and Kansas for an aggregate purchase price of approximately $82 million, subject to customary purchase price adjustments, paid $50.6 million in cash with the remainder paid with the issuance of 1,345,291 units representing limited partner interests in Legacy.

Item 3.02  Unregistered Sales of Equity Securities.

The information set forth in Item 2.01 above is incorporated by reference into this Item 3.02.

Item 9.01  Financial Statements and Exhibits.

(a)           Financial statements of businesses acquired.

        The financial statements that may be required in connection with the COP III Acquisition are not included in this Current Report on Form 8-K. Legacy has not yet determined the significance of the COP III Acquisition. Once the significance of the COP III Acquisition is determined, Legacy will file the required financial statements within 71 calendar days after the date of this Current Report on Form 8-K was required to be filed with the Securities and Exchange Commission, if the acquisition is determined to be significant.

(b)           Pro forma financial information.

       The financial statements that may be required in connection with the COP III Acquisition are not included in this Current Report on Form 8-K. Legacy has not yet determined the significance of the COP III Acquisition. Once the significance of the COP III Acquisition is determined, Legacy will file the required financial statements within 71 calendar days after the date of this Current Report on Form 8-K was required to be filed with the Securities and Exchange Commission, if the acquisition is determined to be significant.

                (d)    Exhibits.

Exhibit Number	Description
Exhibit 10.1	Purchase, Sale and Contribution Agreement dated March 13, 2008, by and among Crown Oil Partners III, LP, BC Operating, Inc. and Legacy Reserves Operating LP.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LEGACY RESERVES LP By: Legacy Reserves GP, LLC, its general partner

Date: May 5, 2008	By:	/s/ Steven H. Pruett
Steven H. Pruett
President, Chief Financial Officer and Secretary

EXHIBIT INDEX

Exhibit Number	Description
Exhibit 10.1	Purchase, Sale and Contribution Agreement dated March 13, 2008, by and among Crown Oil Partners III, LP, BC Operating, Inc. and Legacy Reserves Operating LP.